BROWN ADVISORY FUNDS

Brown Advisory Emerging Markets Small-Cap Fund
(the “Fund”)

Institutional Shares (BAFNX)
Investor Shares (BIANX)
Advisor Shares (Not Available for Sale)

Supplement dated October 31, 2014
to the Prospectus, the Summary Prospectus and the Statement of Additional Information
dated October 31, 2014

Shares of the Fund are not currently being offered, but are expected to be offered in the near future.

Investors should retain this supplement for future reference

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